UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (573) 778-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Item 7.01 Regulation FD Disclosure

     Set forth below is investor presentation material of Southern Missouri Bancorp, Inc. to be presented at KBW's Twentieth Annual Community Bank Investor Conference, July 30-31, 2019 in New York City.

Southern Missouri BANCORP

NASDAQ: SMBC

July 30, 2019

Important Statements

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Southern Missouri Bancorp, Inc. (the "Company"). These forward-looking statements may include, without limitation, statements with respect to anticipated future operating and financial performance, growth opportunities, interest rates, cost savings and funding advantages expected or anticipated to be realized by management. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify these forward-looking statements. Forward-looking statements by the Company and its management are based on beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions of management and are not guarantees of future performance. The important factors we discuss below, as well as other factors identified in this filing and in our other filings with the SEC and those presented elsewhere by our management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation:

- expected cost savings, synergies and other benefits from our merger and acquisition activities, including our pending or recently completed acquisitions, might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected;
- the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
- fluctuations in interest rates and in real estate values;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the U.S. Government and other governmental initiatives affecting the financial services industry;
- the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses;
- our ability to access cost-effective funding;
- the timely development of and acceptance of our new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services;
- fluctuations in real estate values and both residential and commercial real estate markets, as well as agricultural business conditions;
- demand for loans and deposits in our market area;
- legislative or regulatory changes or changes in the application or interpretation of laws or regulations by regulatory agencies or tax authorities that adversely affect our business;
- changes in accounting principles, policies, or guidelines, or changes in deferred tax asset and liability activity;
- results of examinations of us by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for loan losses or to write-down assets;
- the impact of technological changes; and
- our success at managing the risks involved in the foregoing.

The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

2

Important Statements (cont.)

Financial Data

Financial information presented as of and for the year ended June 30, 2019, is provided on a preliminary basis and is unaudited.

Non-GAAP Financial Measures

Tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin are financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures used by other companies.

We calculate tangible common equity by excluding the balance of intangible assets from common stockholders' equity. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, less restricted common shares not vested, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding, less restricted common shares not vested. We believe that this is consistent with the treatment by bank regulatory agencies, which generally exclude intangible assets from the calculation of risk-based capital ratios.

We calculate core diluted earnings per common share by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the fiscal 2011 FDIC-assisted acquisition of the former First Southern Bank (the First Southern Acquisition), the fiscal 2015 acquisition of Peoples Bank of the Ozarks (the Peoples Acquisition), the fiscal 2017 acquisition of Capaha Bank (the Capaha Acquisition), the fiscal 2018 acquisition of Southern Missouri Bank of Marshfield (the SMB Acquisition), and the fiscal 2019 acquisition of Gideon Bancshares (the Gideon Acquisition), and also excluding from noninterest expense the acquisition expenses we incurred during fiscal years 2014, 2015, 2017, 2018, and 2019, resulting from the acquisitions we undertook during those years. We believe that core diluted earnings per common share is useful in assessing our core operating performance, particularly when comparing periods or when comparing our operating performance to the operating performance of our industry peers.

We calculate core net interest margin by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the First Southern Acquisition, the Peoples Acquisition, the Capaha Acquisition, the SMB Acquisition, and the Gideon Acquisition.

We believe that each of these non-GAAP financial measures provides information that is important to investors and that is useful in understanding our capital position and ratios. Reconciliations of the non-GAAP measures of tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin to the GAAP measures of common stockholders' equity, book value per common share, diluted earnings per common share, and net interest margin are set forth below.

3

Important Statements (cont.)

Dollars in thousands, except per share data	As of June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019
Common stockholders' equity	$ 91,111	$ 112,643	$ 125,966	$ 173,083	$ 200,694	$ 238,392
Less: Goodwill	1,600	4,556	4,556	8,631	13,078	14,089
Less: Other intangible assets, net	2,335	4,201	3,295	6,759	6,918	9,239
Tangible common equity	$ 87,176	$ 103,886	$ 118,115	$ 157,693	$ 180,698	$ 215,064
Book value per common share	$ 13.79	$ 15.30	$ 17.02	$ 20.19	$ 22.38	$ 25.74
Less: Intangible assets per common share	0.60	1.19	1.06	1.79	2.23	2.52
Tangible book value per common share	$ 13.19	$ 14.11	$ 15.96	$ 18.40	$ 20.15	$ 23.22
Share information						
Common shares outstanding[1]	6,680,880	7,419,666	7,437,616	8,591,363	8,996,584	9,289,308
Restricted common shares not vested[1]	(72,000)	(55,600)	(36,800)	(18,775)	(28,700)	(28,250)
Common shares for book value determination	6,608,880	7,364,066	7,400,816	8,572,588	8,967,884	9,261,058

(1) Adjusted to reflect the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 30, 2015.

4

Important Statements (cont.)

Dollars in thousands, except per share data	For the year ended June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019
Net income	$ 10,081	$ 13,668	$ 14,848	$ 15,552	$ 20,929	$ 28,904
Non-core (income) and expense items:						
Net interest income resulting from accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits resulting from the First Southern, Peoples, Capaha, SMB-Marshfield, and Gideon Acquisitions	(632)	(2,403)	(1,784)	(1,511)	(2,267)	(2,906)
Acquisition expenses	1,236	508	-	710	925	829
Total non-core (income) and expense items	604	(1,895)	(1,784)	(801)	(1,342)	(2,077)
Income tax effect of non-core items(1)	227	(730)	(687)	(296)	(392)	(465)
After tax impact of non-core (income) and expense items	377	(1,165)	(1,097)	(505)	(950)	(1,612)
Core net income	10,458	12,503	13,751	15,047	19,979	27,292
Less: Preferred dividend and redemption charge	200	200	85	-	-	-
Core income available to common shareholders	$ 10,258	$ 12,303	$ 13,666	$ 15,047	$ 19,979	$ 27,292
Diluted earnings per common share	$ 1.45	$ 1.79	$ 1.98	$ 2.07	$ 2.39	$ 3.14
Less: Impact of non-core items on diluted earnings per common share	0.06	(0.15)	(0.15)	(0.07)	(0.11)	(0.17)
Core diluted earnings per common share	$ 1.51	$ 1.64	$ 1.83	$ 2.00	$ 2.28	$ 2.97
Average basic common shares(2)	6,616,360	7,337,437	7,430,170	7,483,350	8,734,334	9,193,235
Average diluted common shares(2)	6,800,414	7,507,232	7,458,759	7,510,880	8,745,522	9,203,909
Net interest margin (annualized)	3.81%	3.92%	3.80%	3.74%	3.78%	3.78%
Less: annualized impact of excluding accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits related to the First Southern, Peoples, and Capaha, SMB-Marshfield, and Gideon Acquisitions	0.08%	0.20%	0.14%	0.11%	0.14%	0.15%
Core net interest margin (annualized)	3.73%	3.72%	3.66%	3.63%	3.64%	3.63%

(1) Reflects combined federal/state marginal income tax rate of 37.5% for year ended June 30, 2014; a rate of 38.5% for the years ended June 30, 2015 and 2016; a rate of 37.0% for the year ended June 30, 2017; a rate of 29.2% for the year ended June 30, 2018; and a rate of 22.4% for the year ended June 30, 2019.

(2) Adjusted to reflect the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 30, 2015.

Company Overview

- Headquartered in Poplar Bluff, MO, with locations across southern Missouri, in northeast and north-central Arkansas, and in southern Illinois. $2.21 billion in assets as of June 30, 2019. Loans, net, totaled $1.85 billion; deposits were $1.89 billion; stockholders' equity totaled $238 million.
- Tangible common equity* of $215 million results in TBV/common share* of $23.22 at June 30, 2019, which has grown at a compounded annual growth rate of 12% over last five years.
- Recent acquisition activity:
  - In November 2018, the Company acquired Gideon Bancshares, parent of **First Commercial Bank**, completing systems conversion in December 2018. The acquisition consideration was 50/50 stock and cash, and the acquisition added $217 million in assets, $144 million in loans, and $171 million in deposits. The Company retained seven acquired locations, all in southeast Missouri.
  - In February 2018, the Company completed its acquisition of Southern Missouri Bancshares, parent of **Southern Missouri Bank of Marshfield**, located in a community within the Springfield, Missouri MSA. The acquisition added approximately $87 million in assets, $68 million in loans, and $70 million in deposits.
  - In June 2017, the Company closed on its acquisition of Tammcorp, Inc., parent of **Capaha Bank**, with six locations in Cape Girardeau and Jackson, Missouri; and Anna, Cairo, and Tamms, Illinois. The acquisition added $189 million in assets, $152 million in loans, net, and $167 million in deposits.
  - In August 2014, the Company acquired **Peoples Bank of the Ozarks**, adding 10 locations in southwest Missouri, including eight in the Springfield, Missouri MSA, with $190 million in loans and $222 million in deposits.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

6

Company Overview (cont.)

- While the Company has issued common stock in its previous three acquisitions, and its stock outperformed through the middle of the 2018 calendar year, downward movement in the industry's multiples, and the Company's stock performance, in particular, has created a more challenging M&A landscape at present. The Company approved a share repurchase plan for up to 450,000 shares (approximately 4.8% of outstanding shares) in November 2018, and through June 30, 2019, has repurchased approximately 35,000 shares.
- Other recent significant capital activity:
  - In June 2017, the Company completed an "at-the-market" (ATM) offering of common shares for net proceeds of $24.1 million.
  - In October 2015, the Company repurchased the preferred shares issued to Treasury under the Small Business Lending Fund (SBLF) program for $20.0 million, plus accrued but unpaid dividends to the redemption date.
  - In May 2015, the Company repurchased the warrant issued to Treasury under the Troubled Asset Relief Program (TARP) for $2.7 million.

7

Branch Map

Southern Bank operates 47 banking facilities across southern Missouri, northeast and north-central Arkansas, and southern Illinois.

Kansas City
Marshall
Columbia
Vandalia
Olathe
Overland Park
Sedalia
Jefferson City
St Louis
Salem
Clinton
MISSOURI
Butler
Mount
Rolla
Chester
Fort Scott
Nevada
Mark Twain National Forest
Farmington
Carbondale
Lebanon
Bolivar
Cape Girardeau
Springfield
Houston
Joplin
Miami
Ava
Neosho
West Plains
Poplar Bluff
Mayfield
Vinita
Bentonville
Mountain Home
Pocahontas
Union City
Harrison
Kennett
Caruthersville
Fayetteville
Blytheville
Jonesboro
Marshall
Batesville
Ozark National Forest
Brownsville
Sallisaw
Heber Springs
Fort Smith
Russellville
Memphis
Poteau
Conway
Forrest City
Little Rock
Ripley

Source: S&P Global Market Intelligence

8

Profitability and Earnings History

Return on average assets
1.09%
1.07%
1.11%
1.05%
1.17%
1.38%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Return on average common equity
11.5%
12.5%
12.3%
11.7%
11.3%
13.1%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Historical diluted common EPS and core diluted common EPS*
Core Diluted Common EPS*
Diluted Common EPS
$1.51 $1.45
$1.64 $1.79
$1.83 $1.98
$2.00 $2.07
$2.28 $2.39
$2.97 $3.14
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Data is for the fiscal years ended June 30.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

9

Earnings Components

Net interest income, NIM, and core NIM* (dollars in thousands)
Net Interest Income
Net Interest Margin
Core Net Interest Margin*
$80,000
$60,000
$40,000
$20,000
$0
4.25%
4.00%
3.75%
3.50%
3.25%
4.02%
3.81%
3.92%
3.80%
3.74%
3.78%
3.73%
3.72%
3.66%
3.63%
3.64%
3.63%
$32,986
$46,535
$46,952
$51,122
$62,383
$72,782
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Efficiency ratio & noninterest expense / average assets
Efficiency Ratio
Non-Interest Exp. / Avg. Assets
70.0%
65.0%
60.0%
55.0%
50.0%
2.60%
2.50%
2.40%
2.30%
2.20%
2.56
2.53
2.45
2.58
2.48
2.38
60.6%
58.5%
57.6%
61.5%
58.6%
57.0%
63.4%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Peer banks & thrifts

Data is for the fiscal years ended June 30.

Acquisition-related costs of $1.2 million in FY 2014, $508,000 in FY 2015, $710,000 in FY 2017, $925,000 in FY 2018, and $829,000 in FY 2019 increased the Efficiency Ratio and our Noninterest Expense/Average Assets by 3.1 percentage points and 13 basis points, respectively, in FY 2014; by 0.9 percentage points and four basis points, respectively, in FY 2015; by 1.1 percentage points and five basis points, respectively, in FY 2017; by 1.2 percentage points and five basis points, respectively, in FY 2018, and by 1.0 percentage points and four basis points, respectively, in FY 2019.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $1.0 billion and $3.0 billion; data is the median figure for the twelve months ended December 31, 2018; source of peer data is S&P Global Market Intelligence.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

10

Loan Growth

Loan portfolio, at period end
(gross loans, excluding loans in process and deferred loan fees; dollars in millions)

$810
$1,065
$1,149
$1,413
$1,582
$1,866
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Consumer & Other
Agricultural Operating & Equip.
Commercial Business
Construction R/E (balances funded)
Agricultural R/E
Commercial R/E
Residential R/E

Data is as of the fiscal years ended June 30. Residential real estate includes multifamily. Acquisitions over this time period included the following loan portfolios, noted at fair value on the acquisition date:

- Gideon Acquisition, November 2018: $144 million
- SMB Acquisition, February 2018: $68 million
- Capaha Acquisition, June 2017: $152 million
- Peoples Acquisition, August 2014: $190 million
- Bank of Thayer and Citizens State Bank acquisitions in fiscal 2014: $51 million

11

Loan Portfolio Composition

Loans,
as of June 30, 2019
Construction R/E, 4.3%
Commercial R/E, 35.3%
Agricultural R/E, 9.8%
Commercial Business, 14.0%
Residential R/E, 26.4%
Consumer and Other, 5.2%
Agricultural Operating & Equip., 5.1%

Loans,
as of June 30, 2014
Commercial R/E, 30.2%
Agricultural R/E, 7.9%
Residential R/E, 37.5%
Commercial Business, 10.8%
Construction R/E, 2.7%
Consumer and Other, 4.3%
Agricultural Operating & Equip., 6.6%

12

Deposit Growth

Deposits, at period end
(dollars in millions)
$786
$1,055
$1,121
$1,456
$1,580
$1,894
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Noninterest-bearing Transaction Accounts
Interest-bearing Transaction Accounts
Money Market Deposit Accounts
Savings Accounts
Certificates < $250,000
Brokered Certificates (not reciprocal)
Certificates > $250,000

Data is as of the fiscal years ended June 30. Acquisitions over this time period included the following deposit balances assumed, noted at fair value on the acquisition date:

- Gideon Acquisition, November 2018: $171 million
- SMB Acquisition, February 2018: $68 million
- Capaha Acquisition, June 2017: $167 million
- Peoples Acquisition, August 2014: $222 million
- Bank of Thayer and Citizens State Bank acquisitions in fiscal 2014: $132 million

13

Deposit Portfolio Composition

Deposits, as of June 30, 2019

CDs >=
$250,000,
6.8%
Brokered CDs
(not reciprocal),
2.4%
Noninterest,
11.6%
NOW, 33.8%
CDs <
$250,000,
26.7%
MMDAs,
9.9%
Savings, 8.9%

Deposits, as of June 30, 2014

CDs >=
$250,000,
4.6%
Noninterest,
8.7%
NOW, 34.5%
CDs <
$250,000,
36.5%
MMDAs,
3.6%
Savings, 12.1%

14

Credit Quality Performance

NPLs / loans
1.50%
1.00%
0.50%
0.00%
Gideon Acquisition, November 2018
0.17%
0.36%
0.49%
0.23%
0.58%
1.13%
0.41%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Peer banks & thrifts

Reserves / gross loans
1.30%
1.20%
1.10%
1.00%
0.90%
1.14%
1.15%
1.20%
1.10%
1.15%
1.07%
1.02%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Peer banks & thrifts

Reserves / NPAs
300%
200%
100%
0%
212%
148%
153%
246%
139%
80%
176%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Peer banks & thrifts

NCOs / average loans
0.20%
0.10%
0.00%
0.10%
0.01%
0.09%
0.05%
0.02%
0.02%
0.05%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Peer banks & thrifts

Data is as of and for the fiscal years ended June 30.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $1.0 billion and $3.0 billion, and data is the median figure as of and for the twelve months ended December 31, 2018; source of peer data is S&P Global Market Intelligence.

NPLs are defined as nonaccrual loans plus loans past due 90 days or more and still accruing. NPAs are defined as nonaccrual loans, plus loans past due 90 days or more and still accruing, plus other real estate owned, plus other repossessed assets. NCOs are net charge-offs.

15

Stock Valuation

Dividends per common share and dividend yield

Dividends per Common Share
Dividend Yield
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2.00%
1.50%
1.00%
0.50%
0.00%
1.79%
1.80%
1.53%
1.24%
1.13%
1.49%
$0.32
$0.34
$0.36
$0.40
$0.44
$0.52
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Tangible book value per common share* and closing stock price

Tangible Book Value per Common Share*
Closing Stock Price
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
TARP warrants retired in May 2015
TBV/CS annualized growth of 12.0%**
$17.85
$18.85
$23.53
$32.26
$39.02
$34.83
$13.19
$14.11
$15.96
$18.40
$20.15
$23.22
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Data is as of and for the fiscal years ended June 30. Stock price used to calculate dividend yield is the period end closing stock price. Stock price and dividend information reflects the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 2015.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

** Compound annualized growth rate for tangible book value per common share from June 30, 2014 through June 30, 2019.

16

Stock Performance – Five Year Total Return

Total Return (%)
150
100
50
0
-50
A
Volume
0
Jul '15
Jul '16
Jul '17
Jul '18
Jul '19
NASDAQ:SMBC: 112.39 %
NASDAQ:SMBC-Vol
Russell 1000: 68.15 %
SNL U.S. Bank and Thrift: 62.69 %
Russell 2000: 47.78 %
S&P 500: 69.53 %

Data is as of July 26, 2019, when our closing stock price was $34.41. "A" denotes SMBC 2-for-1 common stock split in the form of a 100% common stock dividend paid January 30, 2015.

Three-year total returns are: SMBC, 42.9%; SNL US Bank & Thrift, 57.1%; S&P 500, 48.2%; Russell 1000, 48.0%; Russell 2000, 35.1%.
One-year total returns are: SMBC, -12.3%; SNL US Bank & Thrift, -3.4%; S&P 500, 8.8%; Russell 1000, 8.7%; Russell 2000, -5.5%.

Source: S&P Global Market Intelligence

17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: July 30, 2019	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer